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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 20, 2002
                Date of Report (Date of earliest event reported)

                        PHARMAKINETICS LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                      0-11580                52-1067519
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

                             302 West Fayette Street
                            Baltimore, Maryland 21201
              (Address of principal executive offices and zip code)

                                 (410) 385-4500
                         (Registrant's telephone number,
                              including area code)

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ITEM 5. OTHER EVENTS

      PharmaKinetics Laboratories, Inc. (the "Registrant") has entered into an Agreement and Plan of Merger dated as of June 20, 2002, with Bioanalytical Systems, Inc. and PI Acquisition Corp. (the "Merger Agreement"), as described in the press release issued by the Registrant on June 20, 2002, filed herewith as
Exhibit 99.1 and incorporated herein by reference (the "Press Release"). The description of the transaction contemplated by the Merger Agreement contained in the Press Release is qualified in its entirety by reference to the provisions of the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K.

                                      * * *

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits

            Exhibit No.                     Description
            -----------                     -----------

            2.1 Agreement and Plan of Merger (and Exhibits thereto) dated as of June 20, 2002, by and among the Registrant, Bioanalytical Systems, Inc. and PI Acquisition Corp. (filed herewith).(1)

            99.1 Press Release dated June 20, 2002 (filed herewith).

(1) Schedules and similar attachments to this exhibit have not been filed. This exhibit contains a list of all such schedules and similar attachments. The Registrant agrees to furnish a copy of any of these materials to the Securities and Exchange Commission upon request.

                                      * * *

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHARMAKINETICS LABORATORIES, INC.


Date: July 9, 2002                  By: /s/ James M. Wilkinson, II, Ph.D.
      ------------                      ----------------------------------------
                                        James M. Wilkinson, II, Ph.D.
                                        Chief Executive Officer and President

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                                INDEX TO EXHIBITS

Exhibits

            Exhibit No.                       Description
            -----------                       -----------

            2.1 Agreement and Plan of Merger (and Exhibits thereto) dated as of June 20, 2002, by and among the Registrant, Bioanalytical Systems, Inc. and PI Acquisition Corp. (filed herewith).(1)

            99.1 Press Release dated June 20, 2002 (filed herewith).

(1) Schedules and similar attachments to this exhibit have not been filed. This exhibit contains a list of all such schedules and similar attachments. The Registrant agrees to furnish a copy of any of these materials to the Securities and Exchange Commission upon request.